                                                                    EXHIBIT 10.8

                                      LEASE

                                     Between

                          PINE STREET ASSOCIATES, LLC,


                                                     Landlord

                                       and

                      INTEGRATED ALARM SERVICES GROUP, INC.

                                                     Tenant

                                      INDEX

ARTICLE I Leased Premises.........................................................................................1

ARTICLE II Term of Lease..........................................................................................2

ARTICLE III Rent..................................................................................................3

ARTICLE IV Use and Care of Leased Premises........................................................................4

ARTICLE V Utilities and Cleaning..................................................................................5

ARTICLE VI Repairs................................................................................................5

ARTICLE VII Alterations...........................................................................................6

ARTICLE VIII Landlord's Right to Access...........................................................................7

ARTICLE IX Signs..................................................................................................7

ARTICLE X Insurance, Indemnity and Waiver of Subrogation..........................................................8

ARTICLE XI Nonliability for Certain Damages......................................................................10

ARTICLE XII Damages by Casualty..................................................................................11

ARTICLE XIII Eminent Domain......................................................................................13

ARTICLE XIV Default..............................................................................................14

ARTICLE XV Security Deposit......................................................................................15

ARTICLE XVI Miscellaneous........................................................................................16

EXHIBIT "A"LEASED PREMISES.......................................................................................22

EXHIBIT "B" Design and Construction StandardsResponsibilities of Landlord........................................24

EXHIBIT "C"TENANT'S WORK.........................................................................................25

                                      LEASE

         This Agreement, made on this 15th day of October, 2002, by and between PINE STREET ASSOCIATES, LLC, a New York limited liability company, having its main office at Capital Center, 99 Pine Street, Albany, New York 12207, (hereinafter referred to as "Landlord"), and Integrated Alarm Services Group, Inc., having an office and place of business at 99 Pine Street, Albany, New York 12207 (hereinafter referred to as the "Tenant").

                              W I T N E S S E T H :

         In consideration of the mutual terms, covenants and conditions set forth herein, the parties agree as follows:

                                    ARTICLE I

                                 Leased Premises

         Section 1.1 Landlord, in consideration of the rents to be paid and the covenants and agreements to be performed by Tenant:

         (a) Leases to Tenant, and Tenant leases from Landlord the premises described on Exhibit "A" attached hereto and made a part hereof ("Leased Premises"), in the buildings located at 99 Pine Street in the City of Albany, County of Albany and State of New York (hereinafter referred to as the "Capital Center"), consisting of approximately 4520 square feet of space.

         (b) During the term of the Lease, Tenant shall have the non-exclusive right in common with other tenants of the Capital Center (and their respective employees, licensees, customers and invitees) to use common facilities as may be designated from time to time by Landlord, subject to the provisions of this Lease, reserving until Landlord the unrestricted right to construct, operate, maintain, repair, replace or remove such utility pipes, electrical, telephone, computer or other lines or other facilities over, upon, under or through the Leased Premises or common areas as may be reasonably necessary for servicing the other portions of the Capital Center.

                                   ARTICLE II

                                  Term of Lease

         Section 2.1 The term of this Lease shall be for a period of one (1) year and commence on the earlier of October 15, 2002 or the date Tenant occupies the Leased Premises and commences using the same for business purposes (the "Lease Commencement Date"), and shall end on October 14, 2003 (the "Expiration Date").
         Section 2.2 Tenant shall have access to the Leased Premises on or before the Lease Commencement Date for the purpose of installing Tenant's leasehold improvements and installing its fixtures and equipment provided that Tenant furnishes to Landlord satisfactory certificates of insurance from such companies and in such form and amounts as shall be approved by Landlord, whose approval will not be unreasonably withheld from Tenant. Such certificates of insurance shall include, but not be limited to, workers compensation insurance covering all persons employed by Tenant in and about the Leased Premises; public liability insurance and property damage insurance; and Tenant shall carry insurance against fire, theft and such other risks as are from time to time included in a standard-extended coverage insurance for the full insurable value of all improvements provided by Tenant.

         Any insurance policies required to be carried by this section shall name Landlord as an additional insured and shall have provision for at least ten
(10) days' notice to Landlord of cancellation. At least ten (10) days before the expiration of such policy, Tenant will supply Landlord with a substitute therefore with evidence of payment of the premiums thereof.

         Landlord shall perform the work required of Landlord as outlined in Exhibit "B" annexed hereto. All work other than that to be prepared by Landlord in order to ready the Leased Premises for Tenant's occupancy shall be prepared by Tenant. Tenant shall perform its work in a manner that does not interfere with Landlord's construction work and in accordance with the standards set forth in Exhibit "C".

         Failure of Landlord to deliver actual possession of said Leased Premises at the time and in the condition herein provided, shall postpone the Lease Commencement Date of this Lease and extend the date of the expiration thereof for a period of time equal to that which shall have elapsed between the Lease Commencement Date and the date on which the Leased Premises are delivered to Tenant. Landlord shall have no liability for failure to deliver actual possession on the Lease Commencement Date set forth herein.

                                   ARTICLE III

                                      Rent

         Section 3.1 Tenant agrees to pay Landlord, during each year of the term aforesaid, Annual Rent of Fifty-One Thousand Nine Hundred Thirty Six Dollars ($51,936.00) per year, payable in equal monthly installments of Four Thousand Three Hundred Twenty Eight Dollars ($4,328.00) each, on the first day of each month during that term.

         Section 3.2 Tenant shall pay such Annual Rent without deduction, set-off, prior notice, or demand, in advance on the first day of each month, commencing with the Lease Commencement Date, and continuing during the Lease term. Minimum monthly rent for any partial month shall be prorated. All rent shall be paid to Landlord at the address to which notices to Landlord are given.

         Section 3.3 Tenant shall pay Landlord a late charge of ten percent (10%) of any installment of rent or additional rent which is not paid on the due date thereof. In the event Tenant fails or refuses to pay rent or any additional charge hereunder and Landlord institutes suit for the collection of same, Tenant agrees to reimburse Landlord for all reasonable expenses incurred by Landlord in connection therewith including but not limited to attorneys' fees.

                                   ARTICLE IV

                         Use and Care of Leased Premises

         Section 4.1 Tenant shall use the Leased Premises for the operation of Tenant's lawful business purposes. No other use or purpose shall be permitted without Landlord's written consent. Tenant shall not at any time leave the Leased Premises vacant, but shall in good faith continually throughout the term of this Lease conduct and carry on in the Leased Premises the type of business for which the Leased Premises are leased. Tenant shall operate its business in an efficient, first-class and reputable manner.

         Section 4.2 Tenant shall not occupy or permit or suffer the Leased Premises to be occupied, for any business or purpose deemed disreputable or extra-hazardous on account of fire, under penalty of damages and forfeiture, and in the event of a breach thereof, the term herein shall immediately cease and terminate at the option of Landlord as if it were the expiration of the original term.

                                    ARTICLE V

                             Utilities and Cleaning

         Section 5.1 Landlord shall provide and pay for electricity, certain minimal cleaning services as are provided to all tenants of the Capital Center and air conditioning and heat for Tenant, without cost to Tenant. Landlord shall provide and maintain the necessary wiring, ducts and conduits in order to bring electricity, heat, telephone service and other utilities to the Leased Premises. Tenant shall pay for its own telephone service hook-ups in the Leased Premises. Landlord shall not be liable to Tenant for any interruption whatsoever regarding any utility services for any reason.

                                   ARTICLE VI

                                     Repairs

         Section 6.1 Landlord shall keep and maintain the roof and structural portions of the Leased Premises except any damage thereto caused by any act or negligence of Tenant, its employees, agents, invitees, subtenants, licensees, assignees, or contractors, in which event such damage shall be promptly repaired by Tenant. Other than as herein provided, Landlord shall not be responsible to maintain or make any improvements or repairs of any kind, in or upon the Leased Premises.

         Tenant shall keep and maintain in good order, condition and repair (which repair shall mean replace if necessary) the Leased Premises and every part thereof, except as hereinbefore provided, including without limitation, the exterior and interior portions of all doors, door checks, security gates, windows, glass, fixtures, floors and ceilings, including compliance with the applicable building codes relative to fire extinguishers.

         If Tenant refuses or neglects to repair property as required above, Landlord may make such repairs without liability to Tenant for any loss or damage to any of Tenant's property by reason thereof, and upon completion thereof, Tenant shall pay Landlord, as additional rent, the cost of such repairs plus fifteen percent (15%) for overhead and supervision upon presentation of a bill therefore.

                                   ARTICLE VII

                                   Alterations

         Section 7.1 Tenant shall not make any alterations, additions or improvements to the Leased Premises and fixtures without the prior written consent of Landlord. All permitted alterations, additions and improvements which may be made and fixtures which may be installed by either party upon the Leased Premises shall remain upon and be surrendered with the Leased Premises and become the property of Landlord at the termination of this Lease, unless Landlord requests their removal in which event Tenant shall remove the same and restore the Leased Premises to its original condition at Tenant's expense.

         Section 7.2 All construction work done by Tenant within the Leased Premises shall be performed in a good and workmanlike manner, in compliance with all governmental requirements, and in such manner as to cause a minimum of interference with other construction in progress and with the transaction of business by other tenants leasing any portion of the Building. Tenant agrees to indemnify Landlord, and hold Landlord harmless against any loss, liability or damage resulting from such work, and Tenant shall, if requested by Landlord, furnish performance and payment bonds or other security satisfactory to Landlord against any such loss, liability or damage.

                                  ARTICLE VIII

                           Landlord's Right to Access

         Section 8.1 Landlord shall have the right to enter upon the Leased Premises at any time for the purpose of inspecting the same, or of making repairs, alterations, or additions to adjacent premises, or of showing the Leased Premises to prospective purchasers, lessees or lenders.

                                   ARTICLE IX

                                      Signs

         Section 9.1 Tenant shall not, without Landlord's prior written consent, erect or install any signs, window or door letterings, placards, decorations or advertising media of any type which can be viewed from the exterior of the Leased Premises or within the Leased Premises. All signs, lettering, placards, decorations and advertising media shall conform in all respects to the sign criteria established by Landlord from time to time in the exercise of its sole discretion, and shall be subject to the prior written approval of Landlord as to construction, method of attachment, size, shape, height, lighting, color and general appearance. All signs shall be kept in good condition and in proper operating order at all times.

         Section 9.2 Tenant acknowledges that the Capital Center of which the Leased Premises are a part are situated within a Registered Historic District. Any signs allowed under this Article shall in all respects comply with all local laws and shall not be erected until such time as Tenant has also obtained all local approval as well as approval of the New York State Historical Preservation Office.

                                    ARTICLE X

                 Insurance, Indemnity and Waiver of Subrogation

         Section 10.1 Tenant at its own expense shall maintain public liability insurance insuring Tenant and Landlord with minimum coverage as follows:

         Property and Liability Damage:            $1,000,000.00 per occurrence

         Tenant, at its own expense, shall maintain plate glass insurance.

         Tenant shall provide Landlord with a certificate of insurance from an insurance company qualified to do business in the State of New York which is reasonably acceptable to Landlord as evidencing the existence of the foregoing insurance.

         Landlord shall have the right from time to time (but not more often than annually) to require that Tenant increase or otherwise modify the insurance coverage referred to above so as to cause said coverage to be consistent with the then current real estate industry standards in the City of Albany, New York.

         Landlord shall require all other tenants in the Capital Center of which the Leased Premises are a part to maintain coverage in amounts similar to Tenant's.

         Notwithstanding any terms of this Lease to the contrary, Tenant shall pay the cost of any increase in Landlord's insurance costs that the insurance carrier of Landlord attributes to the presence of Tenant upon the Leased Premises or to the transaction of Tenant's business activities thereon.

         Tenant agrees throughout the term of the Lease to maintain insurance against loss or damages by fire, theft and such other risks and hazards as are insurable under present and future standard forms of fire and extended coverage insurance policies, to the personal property, furniture, furnishings and fixtures belonging to Tenant located in the Leased Premises, for the actual cash value thereof less depreciation, with the New York standard co-insurance clauses for not less than eighty percent (80%) of such actual cash value. Upon the occurrence of any casualty insured against, Tenant shall have full authority to, and shall take all necessary measures to negotiate, compromise or adjust any loss under Tenant's policy.

         All fire, theft and extended coverage insurance maintained by Landlord and Tenant on the Capital Center and the Leased Premises, the property therein, and the building and its appurtenances shall include a waiver by the insurer of all right of recovery against Landlord or Tenant in connection with any loss or damage by theft, fire, or peril included within fire and extended coverage insurance and neither party shall be liable to the other for loss or damage resulting from such included claims with respect to any such loss to the extent of the insurance proceeds paid with respect thereto.

         Section 10.2 The Landlord shall not be liable for any damages to or loss of, including loss due to theft, any property, occurring in the Leased Premises or any part thereof, and Tenant agrees to hold Landlord harmless from any claims for damages, except where such damage or injury is the result of the gross negligence or willful misconduct of Landlord or its employees. Tenant shall, at Tenant's sole expense, insure Tenant's property against theft and such policy shall include a waiver by the insurer of all right of recovery against Landlord in connection with any loss or damage by such theft. Landlord, assumes no responsibility or liability for theft of Tenant's property caused by a failure or breach of any security system either currently installed or installed during the term of the Lease.

         Section 10.3 Any insurance policies required to be carried by this section shall name Landlord as an additional insured and shall have provision for at least ten (10) days' notice to Landlord of cancellation. At least ten
(10) days before the expiration of such policy, Tenant will supply Landlord with a substitute therefore with evidence of payment of the premiums thereof.

                                   ARTICLE XI

                        Nonliability for Certain Damages

         Section 11.1 Landlord and Landlord's agents and employees shall not be liable to Tenant for any injury to person or damage to property caused by the Leased Premises, or other portions of the Capital Center owned by Landlord of which the Leased Premises is a part, becoming out of repair or by the defect or failure of any structural element of the Capital Center or of any equipment, pipes, wiring, or broken glass, or by the backing up of drains, or by gas, water, steam, electricity, or oil leaking, escaping, or flowing into the Leased Premises except where due to Landlord's willful failure to make repairs required to be made hereunder, after the expiration of a reasonable time after written notice to Landlord of the need for such repairs, nor shall Landlord be liable to Tenant for any loss or damage that may be occasioned by or through the acts or omissions of other tenants of Landlord or of any other persons whomsoever, excepting only duly authorized employees and agents of Landlord.

         Section 11.2 Tenant shall indemnify, defend and hold harmless Landlord, its agents and employees from and against any and all liability (statutory or otherwise), damages, claims, suits, demands, judgments, costs, interest and expense (including but not limited to, attorneys' fees and disbursements both at trial and appellate levels) arising, directly or indirectly, from any injury to, or death of, any person or persons or damage to property (including loss of use thereof) related to (a) Tenant's use of the Leased Premises or conduct of business therein, (b) any work or thing whatsoever done, or any condition created (other than by Landlord, its employees, agents or contractors) by or on behalf of Tenant in or about the Leased Premises, including during the period of time, if any, prior to the Lease Commencement Date, that Tenant may have been given access to the Leased Premises for the purposes of doing any work or making any installations, (c) any condition of the Leased Premises due to or resulting from any default by Tenant in the performance of Tenant's obligations under this Lease or (d) any act, omission or negligence of Tenant or its agents, contractors, employees, subtenants, licensees or invitees. In case any action or proceeding is brought against Landlord by reason of any one or more thereof, Tenant shall pay all costs, attorneys' fees, expenses and liabilities resulting therefrom and shall defend such action or proceeding if Landlord shall so request, at Tenant's expense, by counsel reasonably satisfactory to Landlord.

                                   ARTICLE XII

                               Damages by Casualty

         Section 12.1 Tenant shall give immediate written notice to Landlord of any damage caused by the Leased Premises by fire or other casualty.

         Section 12.2 In the event that the Leased Premises shall be damaged or destroyed by fire or other casualty insurable under standard fire and extended coverage insurance and Landlord does not elect to terminate this Lease (as hereinafter provided), Landlord shall proceed with reasonable diligence and at its sole cost and expense to rebuild and repair the Leased Premises, to the extent of the insurance proceeds available therefore. In the event (a) the Capital Center in which the Leased Premises are located shall be destroyed or substantially damaged by a casualty not covered by Landlord's insurance, or (b) such Capital Center shall be destroyed or rendered untenantable to an extent in excess of fifty percent (50%) of the first floor area by a casualty covered by Landlord's insurance, or (c) the holder of a mortgage, deed of trust or other lien on the Capital Center at the time of the casualty elects, pursuant to such mortgage, deed of trust, or other lien, to require the use of all or part of Landlord's insurance proceeds in satisfaction of all or part of the indebtedness secured by the mortgage, deed of trust, or other lien, then Landlord may elect either to terminate this Lease or to proceed to rebuild and repair the Leased Premises. Landlord shall give written notice to Tenant of such election within sixty (60) days after the occurrence of such casualty and if it elects to rebuild and repair the Leased Premises, shall proceed to do so with reasonable diligence and at its sole cost and expense.

         Section 12.3 Landlord's obligations to rebuild and repair under this
Article XII shall in any event be limited to restoring the Leased Premises to substantially the condition in which the same existed prior to such casualty, exclusive of any alterations, additions, improvements, fixtures, and equipment installed by Tenant, or Landlord's Work, if any, to substantially the same condition in which the same existed prior to the casualty, as the case may be. Landlord further agrees that promptly after completion of such work by it, Landlord will proceed or Landlord will, at its option, cause Tenant to proceed with reasonable diligence and at Tenant's sole cost and expense to restore, repair and replace all alterations, additions, improvements, fixtures, signs and equipment installed by Tenant.

         Section 12.4 Tenant agrees that during any period of reconstruction or repair of the Leased Premises it will continue the operation of its business within the Leased Premises to the extent practicable. During the period from the occurrence of the casualty until Landlord's repairs are completed, the Minimum Annual Rental shall be reduced to such extent as may be fair and reasonable under the circumstances; however, there shall be no abatement of additional rent or other charges provided for herein.

         In the event that Landlord is required to make structural repairs to the Leased Premises for damages to the Leased Premises not caused by Tenant's actions and such repairs result in a reduction of the amount of space available to Tenant under this Lease, then the rent for the Leased Premises will abate by an amount equal to the percentage of area which is unavailable for use by Tenant for any day in which the Leased Premises are not available.

                                  ARTICLE XIII

                                 Eminent Domain

         Section 13.1 Should the Capital Center of which the Leased Premises forms a part, or any part thereof, be condemned for public or quasi-public use or purpose, then in that event, upon the taking of the same for such public or quasi-public use or purpose, this Lease, at the option of Landlord, shall terminate on the date when the same shall be taken and the rent shall be apportioned as of said date. No part of any award shall belong to Tenant. In the event that Landlord does not terminate this Lease following a condemnation, then Landlord shall make all necessary repairs or alterations to the Capital Center so as to constitute the remaining premises a complete architectural unit to the extent practicable under the circumstances; provided, that Landlord shall not be obligated to undertake any such repairs or alterations if the estimated cost thereof will exceed the amount of the award.

                                   ARTICLE XIV

                                     Default

         Section 14.1 The occurrence of any of the following shall constitute default by Tenant:

         (a) Failure to pay rent when due.

         (b) Abandonment, desertion or vacation of the Leased Premises.

         (c) Failure to perform other provisions of this Lease, if the failure to perform is not cured within fifteen (15) days after written notice has been given to Tenant. If the default cannot reasonably be cured within fifteen (15) days, Tenant shall not be in default of this Lease if Tenant commences to cure the default within the fifteen (15) day period and diligently and in good faith continues to cure the default.

         (d) If proceedings are commenced by or against Tenant in any Court under a Bankruptcy Act or for the appointment of a trustee or receiver either before or after the Commencement Date.

         Section 14.2 If any default be made by Tenant, Landlord may, at its option, (a) declare the entire sum of this Lease due and payable; (b) terminate this Lease without further notice to Tenant, and upon such termination Tenant shall quit and surrender the Leased Premises to Landlord, but such termination shall not affect Landlord's right to recover damages or exercise any other right herein provided; or (c) re-enter the Leased Premises by force, summary proceedings or otherwise, and remove all persons therefrom, without being liable to prosecution therefor, and Landlord will provide Tenant with two (2) days' written notice of Landlord's intention to re-enter excepting cases of abandonment of the Leased Premises, and Tenant shall pay at the same time as the rent becomes payable under the terms hereof a sum equivalent to the rent reserved herein, and Landlord may rent the Leased Premises on behalf of Tenant, reserving the right to rent the Leased Premises for a longer period of time than fixed in the original Lease without releasing the original Tenant from any liability, applying any moneys collected, first to the expense of resuming or obtaining possession, second to restoring the Leased Premises to a rentable condition, and then to the payment of the rent and all other charges due and to grow due to Landlord, any surplus to be paid to Tenant, who shall remain liable for any deficiency.

         Landlord will provide Tenant with two (2) days' written notice of intention to re-enter or of instituting legal proceedings to that end. Tenant waives and will waive all right to trial by jury in any summary proceeding instituted by Landlord against Tenant with respect to the leased property. Tenant waives all rights to redeem under Section 761 of the New York Real Property Actions and Proceedings Law. Tenant waives all rights to assert any set-offs or counterclaims in any summary proceeding instituted by Landlord against Tenant with respect to the leased property, it being the intention of the parties that any such set-offs or counterclaims be adjudicated in a separate action.

         Landlord shall be entitled to reasonable attorneys' fees in the event Landlord shall retain an attorney to enforce the provisions of this Lease, and if suit be brought to enforce the provisions of this Lease or to recover possession of the Leased Premises or for recovery of rent or additional rent, Landlord shall be entitled to reasonable attorneys' fees at both the trial and appellate levels.

                                   ARTICLE XV

                                Security Deposit

         Section 15.1 There shall be no security deposit required.

                                   ARTICLE XVI

                                  Miscellaneous

         Section 16.1 At the expiration of this Lease, Tenant shall surrender the Leased Premises in the same condition as it was in upon delivery of possession thereto under this Lease, reasonable wear and tear excepted, and shall deliver all keys and combinations to locks to Landlord. Before surrendering said Leased Premises, Tenant shall remove all its personal property, and if requested to do so by Landlord, remove all trade fixtures, alterations, additions and decorations and shall repair any damage caused thereby. Tenant's obligations to perform this provision shall survive the end of the term of this Lease. If Tenant fails to remove its property upon the expiration of this Lease, the said property shall be deemed abandoned and shall become the property of Landlord.

         Section 16.2 Any holding over after the expiration of the term shall be construed to be a tenancy from month to month at the Annual Rent specified by Sections 3.1 (prorated on a monthly basis) and shall otherwise be on the terms herein specified so far as applicable.

         Section 16.3 Failure of Landlord to insist upon the strict performance of any provision or to exercise any option shall not be construed as a waiver for the future of any such provision or option. The receipt by Landlord of rent with knowledge of the breach of any provision of this Lease shall not be deemed a waiver of such breach. No provision of this Lease shall be deemed to have been waived unless such waiver be in writing signed by Landlord. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly rent shall be deemed to be other than on account of the earliest rent then unpaid nor shall any endorsement or statement on any check or any letter accompanying any such check or payment as rent be deemed an accord and satisfaction. Landlord may accept such check or payment as rent without prejudice to Landlord's right to recover the balance of such rent or pursue any other remedy provided in this Lease.

         Section 16.4 Any notice, demand, request or other instrument which may be or is required to be given under this Lease, shall be delivered in person or sent by United States certified or registered mail, postage prepaid, and shall be addressed (a) if to Landlord, at the address as hereinabove given; and (b) if to Tenant, at the Leased Premises. Either party may designate such other address as shall be given by written notice. In the case of notices sent through the United States mails pursuant to this Section, each such notice shall be deemed as given on the day that it is placed in the mail.

         Section 16.5 (a) This Lease is and shall be subordinate to any mortgage now of record or hereafter recorded affecting the Leased Premises or the Capital Center, other improvements and land of which the Leased Premises are a part, including but not limited to any construction loan mortgage and any advances made thereunder and any and all documents required as additional security for said loan to be executed in connection therewith. Such subordination is effective without any further act of Tenant. Tenant shall from time to time on request from Landlord execute and deliver any documents or instruments that may be required by a lender to effectuate any subordination as required in connection with said mortgage loan including, but not limited to, any assignment of rents and/or this Lease as may be required by any mortgagee.

         (b) Tenant agrees from time to time, but no more than two times annually, upon not less than fifteen (15) days prior written request by Landlord, to execute, acknowledge and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect and that Tenant has no defenses, offsets or counterclaims against its obligations to pay the Rent provided for in Article III and any other rent and charges and to perform its other covenants under this Lease (or, if there have been any modifications, that the same is in full force and effect as modified and stating the modifications and, if there are any defenses, offsets, or counterclaims, setting them forth in reasonable detail), and the dates to which the rent provided for in Article III and any other rent and charges have been paid. Any such statement delivered pursuant to this Section may be relied upon by any prospective purchaser or mortgagee of the Leased Premises or of the Capital Center or any prospective assignee of any such mortgage.

         (c) No holder of a mortgage shall be liable either as mortgagee or as assignee, to perform, or be liable in damages for failure to perform, any of the obligations of Landlord unless and until such holder shall have acquired indefeasible title to the Capital Center and the Leased Premises.

         (d) No assignment or sublease by Tenant of this Lease and no agreement to make or accept any surrender, termination or cancellation of this Lease and no agreement to modify so as to reduce the rent, change the Lease Term, or otherwise materially change the rights of Landlord under this Lease or to relieve Tenant of any obligations or liability under this Lease, shall be valid unless consented to by Landlord's mortgagees of record, if any. No rent provided for in Article III, additional rent, profit rent or any other charge shall be paid more than ten (10) days prior to the due date thereof and payments made in violation of this provision shall (except to the extent that such payments are actually received by a mortgagee) be a nullity as against such mortgagee and Tenant shall be liable for the amount of such payments to such mortgagee. No act or failure to act on the part of Landlord which would entitle Tenant under the terms of this Lease, or by Law, to be relieved of Tenant's obligations hereunder or to terminate this Lease, shall result in a release or termination of such obligations or a termination of this Lease unless (i) Tenant shall have first given written notice of Landlord's act or failure to act to Landlord's mortgagees of record, if any, specifying the act or failure to act on the part of Landlord which could or would give basis to Tenant's rights; and (ii) such mortgagees, after receipt of such notice, have failed or refused to correct or cure the condition complained in this Section shall be deemed to impose any obligation on any such mortgagees to correct or cure any such condition. "Reasonable Time" as used above means and includes a reasonable time to obtain possession of the mortgaged property if the mortgagee elects to do so and a reasonable time to correct or cure the condition if such condition is determined to exist.


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

         Section 16.6 Tenant shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations, requirements and assessments of the Federal, State and Local Governments and of any and all of their Departments and Bureaus applicable to the Leased Premises, for the correction, prevention, and abatement of nuisances or other grievances, in, upon or connected with the Leased Premises during said term; and shall also promptly comply with and execute all rules, orders and regulations of the New York Board of Fire Underwriters or any other similar body, at Tenant's own cost and expense.

         Section 16.7 Tenant shall comply with all reasonable "Rules and Regulations" as the same shall be promulgated by Landlord from time to time as Landlord deems necessary to safeguard the Capital Center, its tenants, the reputation of the Capital Center as a first class office building, or for any other reasonable purpose.

         Section 16.8 Tenant shall not assign or sublet this Lease without Landlord's prior written consent.

         Section 16.9 Tenant shall not permit to be created nor to remain undischarged any lien, encumbrance, or charge arising out of any work of any contractor, mechanic, laborer, or materialman which might be or become a lien or encumbrance or charge upon the Leased Premises and Tenant shall not suffer any other matter or thing whereby the estate, right and interest of Landlord in the Leased Premises might be impaired. If any lien or notice of lien on account of an alleged debt of Tenant or any notice of contract by a party engaged by Tenant or Tenant's contractor to work in the Leased Premises shall be filed against the Leased Premises, Tenant shall, within twenty (20) days after notice of filing thereof, cause the same to be discharged of record by payment, deposit, bond, order of a court of competent jurisdiction or otherwise. If Tenant shall fail to cause such lien or notice of lien to be discharged within the period provided, then Landlord, in addition to any other rights or remedies, may, but shall not be obligated to, discharge the same by either paying the amounts claimed to be due or by procuring the discharge of such lien by deposit or by bonding proceedings; and in any such event, Landlord shall be entitled, if Landlord so elects, to defend any prosecution of an action for foreclosure of such lien by the lienor or to compel the prosecution of any action for the foreclosure of such lien by the lienor and to pay the amount of the judgment in favor of the lienor with interest, costs, and allowances. Any amount paid by Landlord and all costs and expenses, including attorney fees, incurred by Landlord in connection therewith, together with interest thereon at the maximum legal rate from the respective dates of Landlord's making of the payment or incurring of the cost and expense shall be paid by Tenant to Landlord as additional rent.

         Section 16.10 If any provision of this Lease or application thereof to any person or circumstance shall to any extent be invalid, the remainder of this Lease or the application of such provision to persons or circumstances other than those as to which it is held invalid shall not be affected thereby and each provision of this Lease shall be valid and enforced to the fullest extent permitted by law.

         Section 16.11 All provisions herein shall be binding upon and shall inure to the benefit of the parties, their legal representatives, successors and assigns. In the event of any sale of the land, building or this Lease, or of a lease of the Capital Center, Landlord shall be entirely relieved of all obligations hereunder.

         Section 16.12 This Lease and the exhibits attached set forth the entire agreement between the parties. Any prior conversations or writings are merged herein and extinguished. No subsequent amendment to this Lease shall be binding upon Landlord or Tenant unless reduced to writing and signed.

         Section 16.13 This Agreement shall be governed by the laws of the State of New York.


Landlord:                         PINE STREET ASSOCIATES, LLC

Dated:  1/16/03                   By:  /s/ David L. Smith
       -----------                    -----------------------------------------
                                         David L. Smith, Member

Tenant:                           INTEGRATED ALARM SERVICES GROUP, INC.

Dated:  1/16/03                   By:  /s/ Timothy M. McGinn
       -----------                    -----------------------------------------
                                         Timothy M. McGinn, Chairman

                                   EXHIBIT "A"

                                 LEASED PREMISES


         See floor plan, and highlighted portion thereon, attached hereto.

                                   EXHIBIT "B"

                        Design and Construction Standards
                          Responsibilities of Landlord

                                   EXHIBIT "C"
                                  TENANT'S WORK

A. GENERAL PROVISIONS: All work required to complete and place the Leased Premises in finished condition for opening for business, except that work to be performed by Landlord as set forth in Exhibit B is to be performed by Tenant as set forth in this Exhibit C and is to be paid for by Tenant.

B. TENANT'S WORK DEFINED: Tenant's Work is all work, other than Landlord's Work, required to be done in preparing the Leased Premises so that it may be operated for business with the public.

All Tenant's Work is to be designed by Tenant and performed at Tenant's cost and expense, subject to the prior approval (in accordance with Landlord's procedures in effect from time to time) of the plans and specifications therefor by Landlord.

C. APPROVAL OF TENANT'S WORK: Prior to the commencement of any of Tenant's Work, said work shall receive the written approval of Landlord or Landlord's Architect and/or General Contractor. Tenant shall submit Preliminary Plans and Specifications and Complete Plans and Specifications for Landlord's approval.

In order to obtain the approval of Landlord or Landlord's Architect and/or General Contractor for Tenant's Work, all plans and specifications submitted to Landlord must satisfy each of the following requirements:

         1. Comply with all applicable statutes, ordinances, regulations and codes and the requirements of any governmental regulatory body.

         2. Comply with the general character of the Capital Center on which the Leased Premises are located.

         3. Comply with the standards of the National Board of Fire Underwriters
(NBFU), the National Electric Code (NEC), and the American Society of Heating and Air Conditioning Engineers (ASHAE), if applicable.

         Tenant agrees to make all revisions required by Landlord to any plans and specifications furnished by Tenant in order that the same shall conform to the requirements set forth above or any other requirements established by Landlord from time to time. When so revised and approved by Landlord, Landlord shall acknowledge its approval and grant Tenant the right to proceed with the construction of Tenant's Work. Tenant agrees to perform Tenant's Work in accordance with final plans and specifications approved by Landlord.

D. CONTRACTORS, CONTRACTS AND PROCEDURES:

         1. Skill and Efficiency. Tenant shall exercise and cause to be exercised the best skill, efficiency and judgment in connection with the design and performance of all of Tenant's Work to the end that it be done promptly and properly.

         2. Contractors. Tenant's Work may be performed only by contractors or subcontractors approved in advance by Landlord. Tenant agrees that it shall hire only contractors and subcontractors who employ workers who are covered by a collective bargaining agreement (union workers).

         3. Insurance. Tenant and its contractors shall in addition provide such insurance for the benefit and protection of Landlord, its general contractors and its or their subcontractors, as to the extent and in the amounts deemed appropriate by Landlord. All certificates of such insurance and all performance bonds required by the subparagraph shall be delivered to Landlord by Tenant prior to the commencement of any of Tenant's Work.

         4. Construction Procedures. Tenant shall file all applications, obtain and pay for all necessary permits and approvals, and secure certificates of occupancy which may be required by and duly constituted governmental body or agency.

         5. Quality Standards. All Tenant's Work shall be performed in a thoroughly first class, workmanlike manner; shall be in good and usable condition at the date of completion thereof; and shall be guaranteed by the person performing the same to be free from any and all defects in workmanship and materials for the period of time which customarily applies under good contracting practice with respect to the work in question, but in no event for less than one (1) year after completion thereof.

27034





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